     As filed with the Securities and Exchange Commission on April 2, 1998
                                                           Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933


                        OCCIDENTAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                                              95-4035997
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                           identification no.)

                            10889 Wilshire Boulevard
                          Los Angeles, California 90024
                                 (310) 208-8800
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                            DONALD P. de BRIER, Esq.
                                 General Counsel
                        OCCIDENTAL PETROLEUM CORPORATION
                            10889 Wilshire Boulevard
                          Los Angeles, California 90024
                                 (310) 443-6176
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)


        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this Registration Statement.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 33-59395

     If this Form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE


=================================================================================================================================
                                                           Proposed Maximum          Proposed Maximum
     Title Of Securities To Be     Amount To Be           Offering Price Per        Aggregate Offering              Amount of
             Registered             Registered               Security (1)                Price (1)            Registration Fee (2)
---------------------------------------------------------------------------------------------------------------------------------
          Debt Securities          $150,000,000                  100%                $150,000,000 (3)                $44,250
---------------------------------------------------------------------------------------------------------------------------------

(1)     Estimated solely for the purpose of calculating the registration fee.

(2) Calculated pursuant to Rule 457(o) of the Securities Act of 1933, as amended.

(3)     Exclusive of accrued interest, if any.
================================================================================

        INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3,
                                FILE NO. 33-59395

            Occidental Petroleum Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 33-59395) declared effective on July 12, 1995 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on April 2, 1998.

                                    OCCIDENTAL PETROLEUM CORPORATION


                                    By:   /s/ R. R. Irani*
                                        ------------------------------------
                                         Ray R. Irani
                                         Chairman of the Board of Directors,
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                         Signature                             Title                        Date
                         ---------                             -----                        ----
                                                       Chairman of the Board            April 2, 1998
                                                      of Directors, President
  /s/ R. R. Irani*                                      and Chief Executive
----------------------------------------                       Officer
      Ray R. Irani

                                                           Executive Vice               April 2, 1998
 /s/ A. R. Leach*                                       President and Chief
----------------------------------------                 Financial Officer
     Anthony R. Leach

                                                         Vice President and             April 2, 1998
 /s/ S. P. Dominick*                                     Controller (Chief
----------------------------------------                 Accounting Officer)
     Samuel P. Dominick


                                                              Director                  April , 1998
-----------------------------------------
 John S. Chalsty


 /s/ Edward P. Djerejian*                                     Director                  April 2, 1998
----------------------------------------
     Edward P. Djerejian

                                                              Director                  April , 1998
-----------------------------------------
     Albert Gore

                         Signature                             Title                Date
                         ---------                             -----                ----
 /s/ Arthur Groman*                                           Director          April 2, 1998
--------------------------------------------
                       Arthur Groman


 /s/ J. Roger Hirl*                                           Director          April 2, 1998
---------------------------------------------
                       J. Roger Hirl


 /s/ John W. Kluge*                                           Director          April 2, 1998
---------------------------------------------
                       John W. Kluge


 /s/ Dale R. Laurance*                                        Director          April 2, 1998
---------------------------------------------
                     Dale R. Laurance


 /s/ Irvin W. Maloney*                                        Director          April 2, 1998
---------------------------------------------
                     Irvin W. Maloney


 /s/ George O. Nolley*                                        Director          April 2, 1998
---------------------------------------------
                     George O. Nolley

                                                              Director          April , 1998
---------------------------------------------
                      Rodolfo Segovia

                                                              Director          April , 1998
---------------------------------------------
                      Aziz D. Syriani


 /s/ Rosemary Tomich*                                         Director          April 2, 1998
---------------------------------------------
                      Rosemary Tomich



/s/ Donald P. de Brier                                                          April 2, 1998
---------------------------------------------
            Donald P. de Brier,
            Attorney-in-Fact


----------------------------
*  By Donald P. de Brier, as Attorney-in-Fact

                                INDEX TO EXHIBITS



     EXHIBIT
       NO.        Description
     -------      -----------
        5.1     Opinion of Robert E. Sawyer, Esq. regarding the Debt Securities.

        8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.

        23.1    Consent of Independent Auditors (Arthur Andersen LLP).

        23.2 Consent of Robert E. Sawyer, Esq. (included in his opinion filed as Exhibit 5.1).

        23.3 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in their opinion filed as Exhibit 8.1).

        24.1    Power of Attorney.